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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 17, 2002
Date of Earliest Event Reported: June 13, 2002

LIBERTY MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20421	84-1288730
(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (720) 875-5400

Item 5. Other Events.

        On June 13, 2002, Liberty Media Corporation, a Delaware corporation (the "Company"), entered into a Ninth Supplemental Indenture, dated June 13, 2002 (the "Supplement"), to the Indenture, dated as of July 7, 1999, as supplemented by the First Supplemental Indenture, dated as of July 7, 1999, the Second Supplemental Indenture, dated as of November 16, 1999, the Third Supplemental Indenture, dated as of February 2, 2000, the Fourth Supplemental Indenture, dated as of February 10, 2000, the Fifth Supplemental Indenture, dated as of January 11, 2001, the Sixth Supplemental Indenture, dated as of March 8, 2001, and the Eighth Supplemental Indenture, dated as of December 3, 2001, between the Company and The Bank of New York, as Trustee (as supplemented, the "Indenture"). The Supplement amends certain provisions of the Indenture in order to expressly permit a conversion (under the applicable law of the Company's jurisdiction of incorporation) of the Company from a corporation into a limited liability company or from a limited liability company into a corporation, provided that pursuant to such applicable law such conversion will not be deemed to affect any obligations or liabilities of the Company incurred prior to such conversion. A copy of the Supplement is filed as Exhibit 4.1 to this Current Report and is incorporated by reference herein, and the foregoing description of the Supplement is qualified in its entirety by the complete text thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

        The following exhibits are being filed with this Form 8-K:

4.1	Ninth Supplemental Indenture, dated June 13, 2002, to the Indenture, dated as of July 7, 1999, as supplemented by the First Supplemental Indenture, dated as of July 7, 1999, the Second Supplemental Indenture, dated as of November 16, 1999, the Third Supplemental Indenture, dated as of February 2, 2000, the Fourth Supplemental Indenture, dated as of February 10, 2000, the Fifth Supplemental Indenture, dated as of January 11, 2001, the Sixth Supplemental Indenture, dated as of March 8, 2001, and the Eighth Supplemental Indenture, dated as of December 3, 2001, between the Company and The Bank of New York, as Trustee.
4.2
Indenture, dated as of July 7, 1999, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4 (No. 333-86491) filed with the Securities and Exchange Commission on September 3, 1999).
4.3
First Supplemental Indenture, dated as of July 7, 1999, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-4 (No. 333-86491) filed with the Securities and Exchange Commission on September 3, 1999).
4.4
Second Supplemental Indenture, dated as of November 16, 1999, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-1 (No. 333-93917) filed with the Securities and Exchange Commission on December 30, 1999).
4.5
Third Supplemental Indenture, dated as of February 2, 2000, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.8 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on March 27, 2000).

4.6
Fourth Supplemental Indenture, dated as of February 10, 2000, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.11 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on March 27, 2000).
4.7
Fifth Supplemental Indenture, dated as of January 11, 2001, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.8 to the Company's Registration Statement on Form S-1/A (Amendment No. 2, Registration No. 333-55998) filed with the Securities and Exchange Commission on May 24, 2001).
4.8
Sixth Supplemental Indenture, dated as of March 8, 2001, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.9 to the Company's Registration Statement on Form S-1/A (Amendment No. 1, Registration No. 333-55998) filed with the Securities and Exchange Commission on March 30, 2001).
4.9
Eighth Supplemental Indenture, dated as of December 3, 2001, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 99.7.C to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2001).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2002

LIBERTY MEDIA CORPORATION
By:	/s/ CHRISTOPHER W. SHEAN
Name:	Christopher W. Shean
Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
4.1	Ninth Supplemental Indenture, dated June 13, 2002, to the Indenture, dated as of July 7, 1999, as supplemented by the First Supplemental Indenture, dated as of July 7, 1999, the Second Supplemental Indenture, dated as of November 16, 1999, the Third Supplemental Indenture, dated as of February 2, 2000, the Fourth Supplemental Indenture, dated as of February 10, 2000, the Fifth Supplemental Indenture, dated as of January 11, 2001, the Sixth Supplemental Indenture, dated as of March 8, 2001, and the Eighth Supplemental Indenture, dated as of December 3, 2001, between the Company and The Bank of New York, as Trustee.
4.2
Indenture, dated as of July 7, 1999, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4 (No. 333-86491) filed with the Securities and Exchange Commission on September 3, 1999).
4.3
First Supplemental Indenture, dated as of July 7, 1999, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-4 (No. 333-86491) filed with the Securities and Exchange Commission on September 3, 1999).
4.4
Second Supplemental Indenture, dated as of November 16, 1999, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-1 (No. 333-93917) filed with the Securities and Exchange Commission on December 30, 1999).
4.5
Third Supplemental Indenture, dated as of February 2, 2000, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.8 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on March 27, 2000).
4.6
Fourth Supplemental Indenture, dated as of February 10, 2000, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.11 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on March 27, 2000).
4.7
Fifth Supplemental Indenture, dated as of January 11, 2001, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.8 to the Company's Registration Statement on Form S-1/A (Amendment No. 2, Registration No. 333-55998) filed with the Securities and Exchange Commission on May 24, 2001).
4.8
Sixth Supplemental Indenture, dated as of March 8, 2001, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.9 to the Company's Registration Statement on Form S-1/A (Amendment No. 1, Registration No. 333-55998) filed with the Securities and Exchange Commission on March 30, 2001).
4.9
Eighth Supplemental Indenture, dated as of December 3, 2001, between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 99.7.C to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2001).

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX